SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

Belmont Bancorp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

BELMONT BANCORP.

May 19, 2003

To the Shareholders of BELMONT BANCORP.:

The Annual Meeting of Shareholders of BELMONT BANCORP. will be held in the meeting room at Undo’s Restaurant, 51130 National Road, St. Clairsville, Ohio, 43950, on Monday, May 19, 2003, at 11:00 a.m. for the following purposes:

1.	To elect three (3) persons as directors to serve for a three-year term expiring at the annual shareholders’ meeting in 2006.

2.	To ratify the appointment of Crowe, Chizek and Company LLP as independent auditors for the year ending December 31, 2003.

3.	To transact such other business as may properly come before the meeting and any adjournment thereof.

Only shareholders of record at the close of business on April 9, 2003, are entitled to notice of and to vote at the meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. PROXIES MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING THEREOF. THUS, IF YOU ARE PRESENT AT THE MEETING AND SO REQUEST YOUR PROXY WILL NOT BE USED.

By Order of the Board of Directors

Jane R. Marsh

Secretary

Bridgeport, Ohio

April 16, 2003

PROXY STATEMENT

of

BELMONT BANCORP.

ANNUAL MEETING OF SHAREHOLDERS

May 19, 2003

This Proxy Statement is furnished to the shareholders of Belmont Bancorp. (the “Company”) in connection with the solicitation by the Board of Directors of proxies for the Annual Meeting of Shareholders of the Company to be held on May 19, 2003, at 11:00 a.m. in the meeting room at Undo’s Restaurant, 51130 National Road, St. Clairsville, Ohio, 43950, and any adjournment thereof. Shares represented by properly executed proxies received at the time of the meeting that have not been revoked will be voted at the meeting in the manner described in the proxies. Any proxy may be revoked any time before it is exercised.

The Board of Directors has fixed the close of business on April 9, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment of the Annual Meeting. On the record date 11,108,403 shares of common stock of the Company were outstanding and entitled to be voted. Each share of common stock is entitled to one vote except in the election of Directors where shareholders are entitled to cumulate their votes. Cumulative voting permits each shareholder as many votes as shall equal the number of the shareholder’s shares of common stock multiplied by the number of Directors to be elected, and the shareholder may cast all of such votes for a single Director, or such votes may be distributed among the nominees, as each shareholder may see fit.

The holders of a majority of the stock issued and outstanding and entitled to vote that are present at the Annual Meeting, whether in person or by proxy, will constitute a quorum. Consequently, the Company need not count abstentions or broker non-votes to determine whether a quorum is present. A “broker non-vote” is a term used to describe a vote that a broker or other record owner that holds shares in street name is not authorized to cast because the broker has not received voting instructions from its customer, the beneficial owner, and does not have discretion to vote without such instructions or, if the broker does have such discretion, does not cast.

Two different voting requirements apply to the proposals set forth in the accompanying Notice of Annual Meeting. Directors are elected by a plurality of votes, and thus the nominees who receive the highest number of votes will be elected. As a result, assuming the nominees for director named in this proxy statement receive at least one vote and there is no competing slate of directors proposed for election, abstentions and broker non-votes will not have any effect on the election of directors and such nominees will be elected. All other proposals must be approved by the affirmative vote of a majority of common shares present at the Annual Meeting, whether by the presence of the record shareholders themselves or by proxy. Abstentions and broker non-votes will be present at the Annual Meeting and thus will have the same effect as votes cast against such proposals.

The proxies are solicited by the Board of Directors of the Company, and the cost thereof is borne by the Company. You may vote either by marking your proxy card, dating and signing it, and returning it in the postage-paid envelope provided, or by attending the meeting in person, at which time you may revoke your proxy by stating your intention to do so. Proxies may be revoked by the shareholders who execute them at any time prior to the exercise thereof, by written notice to the Company or by announcement at the Shareholders’ Meeting. Unless so revoked, the shares represented by all proxies will be voted by the persons named in the proxies at the Annual Meeting and at all adjournments thereof, in accordance with the specifications set forth therein, or, absent such specifications, in accordance with the judgment of the holders of such proxies.

This Proxy Statement and the accompanying Proxy are being mailed to shareholders on or about April 16, 2003.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Election of Directors

The Company’s Articles of Incorporation provide that the Board of Directors shall consist of from seven (7) to fifteen (15) persons, as fixed by the Board. The Board has three (3) classes of directors, with the members of one (1) class to be elected annually for terms of three (3) years. In March 2003, the Board adopted a resolution providing that eleven (11) persons shall serve on the Board. In the class with a term expiring in 2003, there are currently three (3) members of the Board serving, including David R. Giffin, Terrence A. Lee, and Wilbur R. Roat who now stand as nominees for election for a three-year term expiring in 2006. In the class with a term expiring in 2004, there are currently four (4) members of the Board serving. In the class with a term expiring in 2005, there are currently four (4) members of the Board.

Unless you indicate to the contrary, the persons named in the accompanying proxy will vote it for the election of the nominees named below. If, for any reason, a nominee should be unable to serve as a director at the time of the meeting, the persons designated herein as proxies may not vote for the election of any other person not named herein as a nominee for election to the Board of Directors. See “Information Concerning Directors and Nominees.”

David R. Giffin, Terrence A. Lee and Wilbur R. Roat have been nominated to serve, and have agreed to serve if elected, as directors to hold office until the annual meeting of the Company held in 2006 or until their successors shall be duly elected and qualified. It is intended that proxies in the form enclosed granted by the shareholders will be voted, unless otherwise directed, in favor of electing such persons as directors.

Recommendation

The Board of Directors recommends a vote “FOR” the election of each of the nominees. Proxies solicited by the Board of Directors will be voted in favor of each nominee unless a contrary vote or authority withheld is specified.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

Directors and Nominees

Set forth below is information concerning each director and nominee for director of the Company, including his business experience during at least the past five years, his positions with the Company and/or Belmont National Bank, a subsidiary of the Company (the “Bank”) and certain directorships held by such person. Each nominee is currently a director of the Company. There are no family relationships among any of the directors or nominees, nor, except as hereinafter described, are there any arrangements or understandings between any director and another person pursuant to which he was selected as a director or nominee.

Name	Age	Current Position with the Company
Nominees for Terms Ending in 2006

David R. Giffin	58	Chairman of the Board
Terrence A. Lee	54	Director
Wilbur R. Roat	56	President, Chief Executive Officer and Director of both the Company and the Bank

Directors with Terms Ending in 2003

David R. Giffin	58	Chairman of the Board
Terrence A. Lee	54	Director
Wilbur R. Roat	56	President, Chief Executive Officer and Director of both the Company and the Bank

Directors with Terms Ending in 2004

John H. Goodman, II	58	Director
James R. Miller	60	Director
Brian L. Schambach	46	Director
Keith A. Sommer	62	Director

Directors with Terms Ending in 2005

Jay A. Beck	55	Director
David B. Kelley	54	Director
Tillio P. Petrozzi	70	Director
Charles A. Wilson, Jr.	60	Director

Nominees with Terms Ending in 2006

David R. Giffin has served as a member of the Board of Directors of the Bank since July 2000 and of the Company since October 2000. He has served as Chairman of the Board of Directors of the Company and the Bank since May 2001. He is vice president of Beaconsfield Financial Services, Inc., a securities brokerage firm based in Carnegie, Pennsylvania. In addition, Mr. Giffin has owned and served as president of Giffin Financial Group, a financial planning firm, since 1978, Giffin Management Group, a provider of property management services, since 1989, Giffin Mortgage Company, Inc., a mortgage brokerage firm, since 1992, Pension Systems, Inc., a provider of pension administration and management services, since 1979, and Marina Investors Group, Inc., an owner and operator of Grand Isle Marina, Grand Haven, Michigan, since 1992. He also serves on the board of directors of NorthPointe Bank, Grand Rapids, Michigan. In addition, Mr. Giffin serves as commissioner on the Michigan State Waterways Commission, having originally been appointed to a three-year term by Michigan Governor John Engler in 1996 and reappointed to a second three-year term in 1999 and a third three-year term in 2002. Mr. Giffin has held an NASD Series 7 and Series 24 license since 1969.

Terrence A. Lee has served as a member of the Board of Directors of the Company and the Bank since 1987. He also has been the owner of the accounting firm, Lee & Associates, since January 1996.

Wilbur R. Roat has served as a member of the Board of Directors and the President and Chief Executive Officer of the Company and the Bank since December 1999. Prior to accepting this appointment, Mr. Roat served as the president and chief executive officer of First Lehigh Bank from September 1994 until February 1999. From March 1992 to September 1994, Mr. Roat served as the president and chief executive officer of St. Edmond’s Savings and Loan.

Directors with Terms Ending in 2003

See Mr. Giffin’s biographical information listed under Nominees with Terms Ending in 2006.

See Mr. Lee’s biographical information listed under Nominees with Terms Ending in 2006.

See Mr. Roat’s biographical information listed under Nominees with Terms Ending in 2006.

Directors with Terms Ending in 2004

John H. Goodman, II has served as a member of the Board of Directors of the Company and the Bank since 1974. Since 1969, he also has served as the president of Goodman Group, Inc. Mr. Goodman has been the owner of Harvey Goodman Realtor since 1975.

James R. Miller has served as a member of the Board of Directors of the Company and the Bank since 1995. He also has served as the chief executive officer of Howden Industrial since November 1998. From April 1992 until November 1998, Mr. Miller was the president of New Philadelphia Fan Co., a subsidiary of Howden Buffalo, Inc.

Brian L. Schambach has served as a member of the Board of Directors since March 2002. Since 1988, he has been the regional marketing manager with Nalco Chemical Company, formerly Calgon Corporation. He presently manages the Ohio, Pennsylvania, West Virginia and Maryland territories.

Keith A. Sommer has served as a member of the Board of Directors of the Company and the Bank since 1995. He also is president of the law firm, Sommer, Liberati & Berhalter Co., LPA. Mr. Sommer has been an attorney at Sommer, Liberati & Berhalter Co., LPA since 1968.

Directors with Terms Ending in 2005

Jay A. Beck has served as a member of the Board of Directors of the Bank since July 2000 and of the Company since August 2000. He has served as the manager and director of Beck-Altmeyer Funeral Home since 1998. From 1990 to 1998 he was the owner of Beck Funeral Home. Mr. Beck also serves on the boards or advisory boards of various organizations, including St. Clairsville Schools, the St. Clairsville Chamber of Commerce and the National and State Funeral Directors Association.

David B. Kelley was appointed as a member of the Board of Directors on March 18, 2002. Mr. Kelley joined the Bank in July 2001 as Vice President-Commercial Lending and was promoted on March 5, 2002 to Senior Vice President-Commercial Lending. From 1996 until joining the Bank, Mr. Kelley served as regional president of Marion County for One Valley Bank of West Virginia.

Tillio P. Petrozzi was appointed as a member of the Board of Directors on March 18, 2002. Since 1980, he has been president and chief executive officer of T.P. Mining, Inc., with responsibility for all financial matters of the corporation. Mr. Petrozzi also serves as the president and chief executive officer of New Horizon Youth Center, LLC, a residential treatment center for juvenile boys aged 13 to 18, and as president of North Point Consulting and Behavioral Health Services, LLC, a non-profit organization providing outpatient health services to children and their families.

Charles A. Wilson, Jr. has served as a member of the Board of Directors of the Company and the Bank since 1973. He currently is an Ohio State Representative. Mr. Wilson has been the president and owner of Wilson Funeral & Furniture Co., Inc. since 1967.

Meetings of the Board of Directors

In 2002, the Board of Directors of the Company conducted seven (7) meetings. Each director of the Company attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all of the committees on which each director served in 2002.

Committees

The standing committees of the Board of Directors include the Executive Committee, the Audit Committee, the Compensation Committee, the Nominating Committee and the Trust Committee.

The Executive Committee has responsibility for acting upon matters that may arise between normally scheduled meetings of the full Board, for considering and making recommendations to the Board as to significant policy and other matters. Messrs. Beck, Giffin, Goodman, Lee, Petrozzi, Roat, Sommer and Wilson are members of the Executive Committee. The Executive Committee met six (6) times during 2002.

The functions of the Audit Committee include recommending independent auditors to be retained by the Company; conferring with the independent auditors regarding their audit of the Company’s financial statements; reviewing the fees of such auditors and other terms of their engagement; considering the adequacy of internal financial controls and the results of fiscal policies and financial management of the Company; meeting with the Company’s internal auditors; reviewing with the independent and internal auditors the results of their examinations; and recommending changes in financial policies or procedures as suggested by the auditors. All members of the Audit Committee are independent directors as defined by its charter and the rules of The Nasdaq Stock Market. Messrs. Lee, Miller, Schambach and Wilson are members of the Audit Committee. The Audit Committee met eight (8) times during 2002. See “Report of the Audit Committee.”

The Nominating Committee has the responsibility for nominating persons to serve on the Board and other matters. Messrs. Beck, Giffin and Roat are members of the Nominating Committee. The current Nominating Committee was established in December 2001. The Nominating Committee recommends policies on the composition of the Board of Directors and nominees for membership on the Board. The Nominating Committee has not established a procedure for shareholders to recommend nominees to the Board for consideration at the Annual Meeting. Rather it conducts its own search for available, qualified nominees. The Committee met in March 2003 to review nominees for the Board.

The Compensation Committee has responsibility for reviewing and approving executive and employee salaries, bonuses, non-cash incentive compensation and benefits. Messrs. Giffin, Goodman and Petrozzi are members of the Compensation Committee. The Compensation Committee met twice during 2002. See “Report of the Compensation Committee.”

Compensation Committee Interlocks and Insider Participation

Messrs. Giffin, Goodman and Petrozzi serve on the Company’s Compensation Committee. There are no interlocking relationships, as defined in the regulations of the Securities and Exchange Commission, involving any of these individuals.

Director Compensation and Arrangements

Each non-employee director receives an annual cash retainer of $5,000. The Chairman of the Board, who also serves as Chairman of the Compensation Committee, receives an annual cash retainer of $15,000. The Chairman of the Audit Committee receives an annual cash retainer of $15,000 and the Chairman of the Trust Committee receives an annual cash retainer of $10,000. Additionally, each non-employee director receives a fee of $750 for each Board of Directors meeting attended. Non-employee directors who are members of the Audit Committee receive $500 for each meeting attended, and non-employee directors who are members of the Trust Committee receive $250 for each meeting attended.

PROPOSAL NO. 2: SELECTION OF AUDITORS

The Auditors

The Board of Directors appointed Crowe, Chizek and Company LLP, independent certified public accountants, to audit the financial statements of the Company and its wholly owned subsidiaries for the fiscal year ending December 31, 2003. Crowe, Chizek and Company LLP also audited the Company’s financial statements for the year ended December 31, 2002. Representatives of Crowe, Chizek and Company LLP will be present at the meeting and will make a statement if they desire to do so, and will respond to appropriate questions that may be asked by shareholders.

The appointment of Crowe, Chizek and Company LLP to audit the financial statements of the Company and its wholly owned subsidiaries for the fiscal year ending December 31, 2003 is presented to shareholders for ratification.

Audit Fees

Crowe, Chizek and Company LLP billed the Company an aggregate of $80,500 in fees for professional services rendered in connection with the audit of the Company’s financial statements for the year ended December 31, 2002 and for the reviews of the financial statements included in each of the Company’s quarterly reports on Form 10-Q during the year ended December 31, 2002.

Financial Information Systems Design and Implementation Fees

Crowe, Chizek and Company LLP did not bill the Company or any of its affiliates for the year ended December 31, 2002 for professional services rendered in connection with financial information systems design or implementation, the operation of the Company’s information system or the management of its local area network.

All Other Fees

Crowe, Chizek and Company LLP billed the Company an aggregate of $69,161 in fees for other services rendered to the Company and its affiliates for the year ended December 31, 2002. The Audit Committee of the Board of Directors has considered whether the provision of such services is compatible with maintaining the principal accountant’s independence, and has found that the provision of such services is not incompatible with maintaining independence.

Recommendation

The Board of Directors recommends that the shareholders vote “FOR” this proposal. Proxies solicited by the Board of Directors will be voted in favor of this proposal unless a contrary vote or abstention is specified.

INFORMATION REGARDING EXECUTIVE OFFICERS

The following table sets forth certain information concerning each executive officer or key employee of the Company, including such person’s business experience during at least the past five (5) years and positions held with the Company or its subsidiaries. Executive officers are appointed by the Board of Directors and serve at the discretion of the Board. There are no family relationships among the executive officers, nor are there any arrangements or understandings between any executive officer and another person pursuant to which he was selected as an officer except as may be hereinafter described.

David R. Giffin	58	Chairman of the Board
Wilbur R. Roat	56	President, Chief Executive Officer and Director of the Company and of the Bank
Jane R. Marsh	41	Secretary, Chief Financial Officer and Senior Vice President
David B. Kelley	54	Director, Senior Vice President, Commercial Lending

David R. Giffin. See “Information Concerning Directors and Nominees” for information concerning Mr. Giffin.

Wilbur R. Roat. See “Information Concerning Directors and Nominees” for information concerning Mr. Roat.

Jane R. Marsh has held various responsible accounting positions with the Bank and the Company since 1987, most recently as the Chief Financial Officer and Senior Vice President.

David B. Kelley. See “Information Concerning Directors and Nominees” for information concerning Mr. Kelley.

EXECUTIVE COMPENSATION

The following table shows all compensation paid by the Company and its subsidiaries for the fiscal years ended December 31, 2002, 2001 and 2000 to the persons who have served as the Company’s chief executive officer of the Company throughout 2002. No other person who served as an executive officer during 2002 had income that exceeded $100,000.

Summary Compensation Table

Name and Principal Position		Annual Compensation			Long Term Compensation Securities Underlying Options (#)	All Other Compensation ($)
	Year	Salary ($)	Bonus ($)
Wilbur R. Roat,	2002	$185,000	$50,000		50,000	$9,208	(1)
President and	2001	174,712	50,000	(2)	115,000	3,360	(3)
Chief Executive Officer	2000	160,000	25,000		—	44,763	(4)

(1)	401(k) Matching, Profit Sharing and Forfeiture Contributions
(2)	In July 2002, the Compensation Committee of the Board of Directors approved a $50,000 bonus for Mr. Roat for his performance in 2001.
(3)	401(k) Matching Contribution
(4)	Represents moving expense reimbursements

Grants of Options

The following table summarizes information concerning individual grants of options made during the 2002 fiscal year to each of the executive officers of the Company. The Company has never granted stock appreciation rights.

Option Grants in 2002

	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in 2002	Exercise Price ($/Share)	Market Price per Share on Grant Date/ Grant Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
Name					Expiration Date	5% ($)	10% ($)	0% ($)
Wilbur R. Roat	50,000	35.6	4.60	$4.60/ 12-16-02	12-16-2012	144,646	366,561	0
David B. Kelley	20,000	14.2	3.90	3.90/ 03-06-02	03-06-2012	49,054	124,312	0
	10,000	7.1	4.60	4.60/ 12-16-02	12-16-2012	28,929	73,312	0
Jane R. Marsh	10,000	7.1	4.60	4.60/ 12-16-02	12-16-2012	28,929	73,312	0

1)	The dollar amounts reflected in this table are the result of calculations at the 5% and 10% annual appreciation rates set by the Securities and Exchange Commission for illustrative purposes, and assume the options are held until their respective expiration dates. Such dollar amounts are not intended to forecast future financial performance or possible future appreciation in the price of the Company’s common shares. Shareholders are therefore cautioned against drawing any conclusions from the appreciation data shown, aside from the fact that optionees will only realize value from the option grants shown if the price of the Company’s common shares appreciates.

Option Exercises and Holdings

The following table summarizes information concerning options exercised during, and unexercised options held, as of the end of the 2002 fiscal year by each of the executive officers of the Company. No options were exercised by any of the executive officers during the fiscal year ended 2002.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Year-End 2002 (#)		Value of Unexercised In-the-Money Options at Year-End 2002($)(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Wilbur R. Roat	0	—	55,000	110,000	$117,500	$90,000
David R. Kelley	0	—	1,250	33,750	625	13,875
Jane R. Marsh	0	—	2,500	17,500	1,250	3,750

(1) “Value of Unexercised In-the-Money Options at Fiscal Year-End” is based upon the closing price of the Company’s common stock on December 30, 2002, the last trading day of the 2002 fiscal year. The closing price on this day was $4.50 per share.

Employment Contracts

In December 1999, the Bank and the Company entered into an employment agreement with Mr. Roat, which provides for his employment as the President and Chief Executive Officer of the Bank and the Company for an initial term of three (3) years (which term, unless otherwise terminated, automatically renews for successive terms of one year each), at an annual base salary of $160,000. In September 2001, the Compensation Committee of the Board approved a $15,000 salary increase for Mr. Roat retroactive to January 1, 2001, thereby increasing his annual base salary to $175,000. In July 2002, the Compensation Committee approved a $10,000 salary increase for Mr. Roat retroactive to January 1, 2002, thereby increasing his annual base salary to $185,000. At that time the Committee approved a bonus for Mr. Roat for the 2001 calendar year, based on his exceptional performance. In December 2002, the Committee approved a bonus for the 2002 calendar year of $50,000. This was based on Mr. Roat’s extraordinary efforts which resulted in the lifting of the consent order and settlement of extensive litigation issues. In addition, pursuant to the agreement options to purchase 75,000 shares of the Company’s common stock at an exercise price of $2.00 per share were granted. The agreement further provides that if, prior to a change of control, the Company terminates or fails to renew the agreement without cause, Mr. Roat will be entitled to continuation of his compensation and benefits for the remaining term, if any, and for a six (6) month severance period. If the Company terminates or fails to renew the agreement without cause, within two (2) years following a change of control or if Mr. Roat voluntarily terminates his employment within six (6) months following a change of control, he will be entitled to receive a lump-sum payment of an amount equal to 299% of his annualized base salary and most recent bonus, as well as the purchase from him by the Company of his personal residence for the price originally paid by him.

Other Compensation Plans and Arrangements

The Bank has a Defined Contribution 401(k) Savings Plan, which allows employees who work over 1,000 hours per year to defer up to ten percent (10%) of their pre-tax salary to the Plan. The Bank matches fifty percent (50%) of the first four percent (4%) deferred. The Bank may also make voluntary contributions to the Plan. In 2002, the Bank paid $57,301.88 in matching funds and

$86,218.65 in voluntary contributions to the plan. The matching funds contribution for Mr. Roat was $4,207.87 and $1,870.36 for Mrs. Marsh. The voluntary contribution for Mr. Roat was $5,000, for Mr. Kelley, $2,304.34 and for Mrs. Marsh, $2,235.54.

In February 2000, the Board adopted the Belmont Bancorp. 2001 Stock Option Plan, which was subsequently approved by the shareholders at the 2001 annual meeting. In March 2002, Mr. Kelley was awarded an incentive option to purchase 20,000 shares at a price of $3.90 per share. In December 2002, 115,500 incentive options were awarded at a price of $4.60 per share. Mr. Roat was awarded 50,000 options, Mr. Kelley and Mrs. Marsh were each awarded 10,000 options. Twelve other bank officers also received incentive options at that time at a price of $4.60 per share. A total of 361,500 options have been awarded under the plan. Of these, 7,000 have been exercised and 53,000 nonvested options have been forfeited due to termination of employment.

Set forth below is a comparison of the total shareholder return (annual change in share price plus dividends paid, assuming reinvestment of dividends when paid) assuming an investment of $100 on the starting date for the period shown for the Company, the Nasdaq U.S. Stocks Index (a broad equity market index which includes the stock of companies traded on the Nasdaq SmallCap Market) and the SNL Index of Banks with Assets less than $500 Million (an index consisting of over 130 banks that trade on the Nasdaq, the American Stock Exchange or the New York Stock Exchange with assets of less than $500 million.)

	12/31/97	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002
Belmont Bancorp.	$100.00	$102.97	$31.46	$15.42	$17.27	$22.21
NASDAQ - Total US	100.00	140.99	261.48	157.42	124.89	86.33
SNL <$500M Bank Index	100.00	91.31	84.52	81.54	112.79	144.45

REPORT OF THE COMPENSATION COMMITTEE

Overview and Philosophy

The Company’s executive compensation policy is to provide compensation to employees at such levels as will enable the Company to attract and retain employees of high caliber, to compensate employees in a manner best calculated to recognize individual, group and Company performances and to seek to align the interests of the employees with the interests of the Company’s shareholders. The Compensation Committee has responsibility for reviewing and approving executive and employee salaries, bonuses, non-cash incentive compensation and benefits.

Compensation of Executive Officers

Salary determinations for executive officers are based upon various subjective factors such as the executive’s responsibilities, position, qualifications, individual performance and experience. In 2002 the Compensation Committee reviewed salary information from five compensation surveys for comparable positions at other Ohio and regional banking organizations of similar size. At that time the Committee approved salary increases for Mr. Roat, Mr. Kelley and Mrs. Marsh based on the survey material. Generally, the Company does not establish quantitative measures of Company or individual performance for purposes of fixing the salaries or bonuses of its executives.

Compensation of Chief Executive Officer

The decision of the Compensation Committee regarding annual compensation for the 2002 fiscal year for Wilbur R. Roat, the Company’s President and Chief Executive Officer was based upon various subjective factors such as Mr. Roat’s responsibilities, position, qualifications and experience. During the 2002 fiscal year, Mr. Roat led the Company through a restructuring and reengineering of the organization, as well as extensive litigation issues. The Bank was brought into compliance with the OCC’s consent order and the order was lifted. Mr. Roat’s performance exceeded the requirements of the position. His compensation for this period was justified by his successful completion of these goals.

Compensation Committee:

David R. Giffin

John H. Goodman, II

Tillio P. Petrozzi

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is composed of four independent directors and operates under a written charter adopted by the Board of Directors in accordance with Nasdaq rules. This charter was revised in March 2003 and a copy is attached to this Proxy Statement. The Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company’s independent auditors.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Company’s independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm’s independence.

Based upon the Audit Committee’s discussion with management and the independent auditors and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s annual report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

The Audit Committee also considered whether the provision of non-audit services, as described in “Proposal No. 2: Selection of Auditors,” is compatible with maintaining the auditor’s independence, and has found that the provision of such services is not incompatible with maintaining independence.

Audit Committee:

Terrence A. Lee (Chairman)

James R. Miller

Brian L. Schambach

Charles A. Wilson, Jr.

PRINCIPAL SHAREHOLDERS

Securities	Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares and percentage of common stock beneficially owned as of April 9, 2003 by (i) each person who is known by the Company to own beneficially more than 5% of the shares of common stock, (ii) each director and nominee for director of the Company, (iii) the executive officer included in the “Summary Compensation Table” and (iv) all directors and executive officers of the Company as a group. Unless stated otherwise, each person so named exercises sole voting and investment power as to the shares of common stock so indicated. There were 11,108,403 shares of common stock issued and outstanding as of April 9, 2003.

Security Ownership Table

Name and Address of Beneficial Owner	Amount		Percent (%)
Jay A. Beck	8,634	(1)	*
David R. Giffin	1,000,000	(2)	9.0
John H. Goodman, II	322,921	(3)	2.9
David B. Kelley	6,350	(4)	*
Terrence A. Lee	29,526	(5)	*
James R. Miller	16,200	(6)	*
Tillio P. Petrozzi	200,970	(7)	1.8
Wilbur R. Roat	95,000	(8)	*
Brian L. Schambach	19,900	(9)	*
Keith A. Sommer	74,008	(10)	*
Charles A. Wilson, Jr.	153,556	(11)	1.4
Directors and Executives Officers as a Group	1,934,955		17.4

* Less than 1%.

1. These shares are held in the name of the Jay A. Beck IRA.

2. This amount includes (i) 889,000 shares held in the name of the David R. Giffin Trust and (ii) 111,000 shares held in the name of Pension Systems Inc. Profit Sharing Plan f/b/o David R. Giffin. Mr. Giffin’s business address is 151 South Rose Street, Suite 623, Kalamazoo, Michigan 49007.

3. This amount includes (i) 32,134 shares held in the name of Marylouise Goodman IRA, (ii) 66,535 shares held in the name of Marylouise Goodman, wife of Mr. Goodman, to which Mr. Goodman disclaims any beneficial interest, (iii) 4,689 shares held in the name of John H. Goodman, Custodian for Emily Goodman, UOTMA, Mr. Goodman’s minor child, (iv) 52,704 shares held in the name of John H. Goodman, II and Terrence A. Lee, Trustees under a trust dated February 2, 1991, to which Mr. Goodman disclaims any beneficial interest, (v) 28,101 shares held by J. Harvey Goodman and John H. Goodman, II, Trustees under a trust dated April 26, 1995, (vi) 23,784 shares held in the name of John H. Goodman, II, and (vii) 114,974 shares held in the name of the John H. Goodman, II IRA.

4. This amount includes (i) 100 shares held in the name of David B. and Jorene H. Kelley as joint tenants, and (ii) 6,250 shares issued upon exercise of currently exercisable options, 1,250 at an exercise price of $4.00 per share and 5,000 at an exercise price of $3.90 per share.

5. This amount includes 32 shares each held in the names of Terrence A. Lee, Custodian for Katherine M. Lee, UOTMA, Terrence A. Lee, and Terrence A. Lee, Custodian for Tara N. Lee, UOTMA. Katherine and Tara are Mr. Lee’s minor daughters. This amount also includes 25,000 shares held in the name of Terrence A. and Cathy C. Lee as joint tenants. This amount does not include 52,704 shares held in the name of John H. Goodman, II and Terrence A. Lee, Trustees for a trust dated February 2, 1991, as to which Mr. Lee disclaims any beneficial interest.

6. These shares are held in the name of the James R. Miller IRA.

7. These shares are held in the name of Tillio P. and Louise E. Petrozzi as joint tenants.

8. This amount includes (i) 45,000 shares issuable upon the exercise of currently exercisable options at an exercise price of $2.00 per share, expiring in February 2011, (ii) 10,000 shares issuable upon the exercise of currently exercisable options at an exercise price of $4.00 per share, expiring in December 2012 and (iii) 25,000 shares are held in the names of Wilbur R. and Joanne Roat as joint tenants.

9. This amount includes (i) 14,900 shares held in the names of Brian and Lee Ann Schambach as joint tenants in which Mr. Schambach shares voting and investment power and (ii) 5,000 shares held in the name of Brian Schambach IRA.

10. These shares are held in the name of the Keith A. Sommer SEP IRA.

11. This amount includes (i) 7,804 shares held in the name of Wilson Funeral and Furniture Company, of which Mr. Wilson is President, and in which Mr. Wilson holds a substantial stock interest and has voting power, (ii) 16,300 shares issuable to Mr. Wilson, and (iii) 83,700 shares held in the name of Charles A. Wilson, Jr. IRA.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, certain of its officers and persons who own more than 10% of the Company’s common stock to file reports of ownership and changes in ownership with the SEC. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to persons who are officers or directors of the Company or holders of 10% of the Company’s common stock were complied with in 2002, except Mr. Roat, Mr. Kelley and Mrs. Marsh received an award of stock options during 2002 and failed to timely file their Section 16(a) forms.

CERTAIN TRANSACTIONS

Some of the directors of the Company, as well as the companies with which such directors are associated, are customers of, and have had banking transactions with the Bank in the ordinary course of the Bank’s business and the Bank expects to have such ordinary banking transactions with such persons in the future. In the opinion of management of the Company and the Bank, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features.

The Bank expects to have in the future banking transactions in the ordinary course of its business with directors, officers and principal shareholders, and their associates on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and which do not involve more than the normal risk of collectibility or present other unfavorable features.

From time to time the law firm of Sommer, Liberati & Berhalter Co., LPA, of which Keith A. Sommer is a partner, provides legal services to the Company and the Bank. Mr. Sommer is a director of both the Company and the Bank. It is contemplated that this firm may be retained to perform additional legal services during the current year.

See “Executive Compensation—Employment Contracts” for a description of the employment agreement entered into among the Company, the Bank and Mr. Roat.

SHAREHOLDERS’ PROPOSALS

To be considered for inclusion in the Company’s Proxy Statement for the next Annual Meeting of Shareholders, shareholder proposals must be sent to the Company, directed to the attention of Wilbur R. Roat, for receipt not later than December 18, 2003. Proposals may be no more than 500 words long, including any accompanying support statement.

For any proposal that is not submitted for inclusion in next year’s proxy statement, but instead is sought to be presented directly at next year’s annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if (1) the Company receives notice of the proposal before the close of business on March 2, 2004 and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) the Company does not receive notice of the proposal prior to the close of business on March 2, 2004.

GENERAL AND OTHER MATTERS

Management knows of no matters, other than those referred to in this Proxy Statement, which will be presented to the meeting. However, if any other matters properly come before the meeting or any adjournment, the persons named in the accompanying proxy will vote it in accordance with their best judgment on such matters.

The Company will bear the expense of preparing, printing and mailing this Proxy Statement, as well as the cost of any required solicitation. In addition to the solicitation of proxies by use of the mails, the Company may use regular employees, without additional compensation, to request, by telephone or otherwise, attendance or proxies previously solicited.

By Order of the Board of Directors

Jane R. Marsh

Secretary

Bridgeport, Ohio

April 16, 2003

EXHIBIT A

BELMONT BANCORP.

BELMONT NATIONAL BANK

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.	Mission Statement

The Audit Committee of the Board of Directors of Belmont Bancorp and Belmont National Bank exists to assist the Board of Directors in fulfilling its responsibilities of effective corporate governance and monitoring of the Company’s business risk and internal controls, accounting and financial reporting, internal and external audit, compliance with applicable laws and regulations, and code of conduct. In carrying out its responsibilities the Committee shall maintain free and open communication with the Board, Executive Management, the independent accountants, and other engaged external audit firms.

II.	Charter Approval and Review

The Audit Committee shall obtain full Board of Directors approval of this Charter after any significant amendment to the Charter. The Audit Committee will review and reassess the adequacy of this Charter at least annually.

III.	Membership Composition

The Audit Committee shall be comprised of three or more Board members independent of management and the Company. Members of the Committee shall be independent directors free from any relationship that, in the opinion of the Board or as defined by applicable law, regulation, or trading exchange rule, would interfere with the exercise of independent judgment. “Independent of management” shall mean factually independent, considering all relevant circumstances in each case to determine that such relationships do not exist, including but not limited to whether the director in question:

•	Has been an officer or employee of the Bank
•	Serves, or has served, as a consultant, advisor, promoter, underwriter, legal counsel, or trustee of the Bank, and as such receives any consulting, advisory, or other compensatory fee from the Bank for such service
•	Is a relative, by blood, marriage, or adoption, or any officer or other employee of the Bank
•	Holds or controls, or has held or controlled, a direct or indirect financial interest in the Bank or any of its affiliates

All members of the Committee shall have accounting, financial or business expertise in accordance with applicable law, regulation or trading exchange rule and shall be able to read and understand financial statements, with at least one member who is an “audit committee financial expert”. A member shall be considered to be so qualified if the individual has:

•	an understanding of generally accepted accounting principles and financial statements;
•	the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;
•	experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

•	experience in the preparation or auditing of financial statements of generally comparable issuers and the application of such principles in connection with the accounting for estimates, accruals and reserves;
•	an understanding of internal controls and procedures for financial reporting; and
•	an understanding of audit committee functions.

Which such individual has acquired through any one or more of the following:

•	education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;
•	experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;
•	experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or
•	other relevant experience.

The Committee Chair shall be designated by the Board.

No member of the Committee shall accept any consulting, advisory or other compensatory fee from the Company, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board.

IV.	Meetings

The Audit Committee shall meet at least once quarterly, or more frequently as circumstances require to effectively fulfill its mission. Members of the Committee are encouraged to be present at all meetings. At least three Committee members, including the Chair or his designate, must be in attendance at a meeting for a quorum to be present.

The Chair may request that representatives of Executive Management, Risk Management, the independent accountants, or other engaged audit firms be present at Committee meetings.

Executive sessions shall be formally scheduled to occur after the completion of the open session agenda of each quarterly Committee meeting. Executive session discussions will be attended by Committee members and representatives of one designated group at a time to enable direct, private and uninterrupted communication between the Committee and the individual representatives. At a minimum, the Committee shall meet at least once annually with Executive Management, the internal auditors and the external auditors in separate executive session discussions to discuss matters that should be discussed separately.

Additionally, the Committee shall meet with Executive Management on a quarterly basis to review the Corporations’ financial information and disclosures pertaining to corporate governance matters, to be confirmed independently by the Committee Chair with the external auditors.

V.	Agenda and Minutes

A documented agenda for each regular Committee meeting shall be co-developed by management and the Committee Chair. The final agenda will be reviewed by the Chair prior to distribution. The agenda shall be provided to Committee members in advance of each meeting.

Minutes of each Committee meeting shall be prepared and submitted for approval by the Committee members at regularly scheduled meetings. At a minimum, minutes will reflect attendance, Committee motions and approvals, and reference to significant information reported to the Committee or discussed during the meeting. Such minutes will be submitted to the Board, and as the Chair deems necessary, the Chair will discuss Committee matters with the Board.

VI.	Responsibilities and Duties

The Audit Committee shall:

Audit Services

•	Recommend annually to the Board of Directors the selection or reappointment of the independent public accountant firm serving as the external auditor. The independent accountant is ultimately accountable to the Board and to the Audit Committee as representatives of the shareholders. The Board and Committee have the ultimate authority and responsibility to engage, evaluate, and if appropriate, replace the independent accountants, including the resolution of disagreements between management and the auditor regarding financial reporting, for the purposes of preparing or issuing an audit report or related work.

In support of the recommendation to the Board, the Committee shall:

1)	evaluate the professional services and relationships between the external audit firm and the Company to ensure independence. Such evaluation will ensure that the external auditor does not perform any of the following for the Bank:
—	bookkeeping and other services related to accounting records or financial statements
—	financial information system design and implementation
—	appraisals, valuations, and fairness opinions
—	actuarial services
—	internal audit outsourcing
—	management and human resource functions
—	broker, dealer, investment advisory and investment banking services
—	legal and other non-audit expert services

2)	actively engage in discussion with the external audit firm with respect to any disclosed relationships or services that may affect the external auditors’ objectivity and independence, and take appropriate action to ensure the independence of the external audit firm.
3)	approve the external audit firm’s proposed scope to ensure the Company will receive a comprehensive audit.
4)	ensure the external audit firm is registered with the Public Company Accounting Oversight Board.
5)	review the external audit firm’s qualifications, last peer review, and any known significant litigation or disciplinary actions against the external audit firm, to evaluate the firm’s ability to effectively perform its duties.
6)	analyze and approve the fees to be paid to the external audit firm.

•	Consider the independence and effectiveness of the external auditor. The Committee shall oversee the independence of the accountants; ensure that the external audit work is performed in compliance with regulations and professional code of conduct; and ensure that scope of work is sufficient to permit the accountant to determine and report on the fairness of presentation of financial statements and adherence to generally accepted accounting principles.

•	Directly retain and oversee efforts of appropriate resources to manage and conduct internal audit, loan review and compliance reviews for the Corporations, and coordinate efforts of/liaise with external auditors and regulatory examiners. Outsourced arrangements including third party provider assessments will be considered for approval. Hiring decisions related to the Risk Management function, including hiring, promotion and compensation, will be the responsibility of the Audit Committee. The Audit Chair will serve as the liaison between the Committee and the Risk Management function. In this regard, the Committee shall:

1)	review and approve the Risk Management Plan and Charter
2)	review and approve resourcing needs identified and recommended by the Risk Manager to implement the plan and fulfill the charter, to include third party providers and/or staff
3)	assess the performance of the Risk Manager on an periodic basis
4)	regularly evaluate the effectiveness of the function, including:
—	the function’s organizational structure and independence, staffing adequacy and outsourcing relationships;
—	internal audit, loan review and compliance review assessment processes;
—	annual plans and scope for internal audit, loan review and compliance reviews;
—	coordination and integration with independent accountants regarding the financial statement audit process;
—	coordination with regulatory examiners regarding periodic examinations and other communications; and
—	function annual expense budget analyses.

The Risk Manager will provide to the Audit Committee at each regular meeting status reports on:

1)	the progress of completion of the annual internal audit, loan review and compliance review plans;
2)	summary of significant findings from assessment activities, including management actions taken or proposed;
3)	the status of previously reported open issues;
4)	the results of any special reviews requested by the Committee;
5)	the status of ongoing regulatory examinations including support activities by Risk Management;
6)	coordination activities with independent accountants;
7)	changes in staffing or outsourcing arrangements.

•	Management is responsible for establishing and maintaining effective internal controls to provide assurances that company personnel, policies and processes are effective in achieving business objectives and managing related business risks; that financial reporting is reliable; and that compliance with applicable laws and regulations is complete and consistent.

The Audit Committee is responsible for monitoring of the effectiveness of the design and operation of enterprise risk management and internal controls. In carrying out its responsibilities, the Committee shall receive reports from Management, the Risk Manager, the independent accountants, and other engaged external audit firms about significant risks and the quality of controls and mechanisms in place to minimize exposure to the Company. In addition to providing risk and control assessments on specific business activities, the Risk Manager shall provide an annual report of Company-wide internal control and risk management.

Financial Reporting Process

•	The Company’s financial statements are the responsibility of Management. The independent accountants are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and for expressing an opinion on the financial statements. The Committee shall be responsible for resolution of disagreements between management and the external auditor regarding financial reporting.

•	The Chair shall communicate the results of the annual external audit to the Board, including:

—	the Committee’s completion of review of the audited financial statements as described in this Charter
—	discussion of the required communications and disclosures from the independent accountants
—	the Committee’s recommendation to the Board regarding inclusion of audited financial statements in the annual report to shareholders and on Form 10-K.

The Committee shall review the quarterly and annual financial statements with financial management and the independent accountants, prior to filing of Forms 10-Q and 10-K, to determine that the independent accountants do not take exception to the content of the quarterly and annual financial statements or disclosures. The Chair shall represent the Committee at such meetings.

Pursuant to SEC laws and regulations, a Bank officer must certify as to the accuracy and fairness of financial statements. The certifying officer shall disclose to the Committee, or Chair:

—	All significant deficiencies in the design or operation of internal controls which could adversely affect the Bank’s ability to record, process, summarize, and report financial data and have identified for the Bank’s auditors any material weaknesses in internal controls.
—	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Bank’s internal controls.
—	Whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of the officer’s evaluation of the financial statement, including any corrective actions with regard to significant deficiencies and material weaknesses.

•	Ensure that a “Report of the Audit Committee” is included in the annual proxy statement to shareholders, and that such Committee report discloses that:

1)	The Committee reviewed the financial statements and made a recommendation to the Board regarding the financial statements;
2)	The Committee operates under this Charter, as adopted by the Board, and the Committee has satisfied its responsibilities during the prior year in compliance with this Charter;
3)	The Committee discussed with the independent accountants matters required to be discussed under Statement of Auditing Standards No. 61 (Communications with Audit Committees);
4)	The Committee received from the independent accountants written disclosures describing all relationships between the independent accountants and the Company, consistent with Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Committee discussed with the independent accountants the disclosed relationships.

The Committee shall ensure that the complete Charter text is disclosed in the annual proxy statement at least every third year and in the annual proxy statement after any significant amendment to the Charter.

Compliance with Laws and Regulations

•	The Committee shall review compliance review reports from the Risk Manager, reports received from regulators, and information on other legal and regulatory matters that may have a material effect on Company compliance or the Company’s financial statements. The Committee shall receive reports of Management action plans and monitor the status of Management actions.

•	As necessary, the Committee shall meet with designated Company counsel to discuss legal matters that may significantly impact the financial statements and related disclosures, etc. These matters will be reviewed jointly with counsel, Management, the Risk Manager and the independent accountants to ensure all perspectives and considerations are understood by the Committee.

•	The Committee will review related party transactions to ensure adequacy of documentation and approvals of record, accuracy of reporting and completeness of recordkeeping. Any issues noted will be referred for follow-up action through the Risk Manager.

•	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain independent counsel and other experts or consultants at the expense of the Company.

Code of Conduct

•	The Committee shall annually review Management’s process to monitor compliance with the Company’s Code of Conduct, specifically including conflicts of interest. The review will include a review of related Company policies and any disclosures made, issues identified, and related Management actions during the past year.

•	The Committee shall establish procedures for (1) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (2) the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or audit matters, and to advance the policy of the Company of encouraging full disclosure and timely treatment of any and all concerns relating to financial, accounting, audit and disclosure matters, and prohibiting any discrimination against persons raising such matters.

Other Responsibilities Delegated by the Board

•	The Committee shall perform other duties delegated by the Board, including but not limited to performance of required Board review of risk and control related reports, including the annual report of fiduciary activities.

Continuing Education

•	Committee members are expected to be or become familiar with the Company’s products and services, operations, business objectives and related risks, applicable laws and regulations, internal control and auditing concepts, accounting and financial reporting requirements and practices. The Committee or Chair may request Management, the Risk Manager, the independent accountants, or other engaged external firms to periodically provide educational segments during Committee meetings, or to coordinate attendance at seminars, etc. that will emphasize significant financial services industry accounting and legislative changes, and regulatory issues and changes.

REVOCABLE PROXY

BELMONT BANCORP.

ANNUAL MEETING OF SHAREHOLDERS

MAY 19, 2003

KNOW ALL MEN BY THESE PRESENT that I the undersigned Shareholder of BELMONT BANCORP. do hereby nominate, constitute and appoint Harry W. White and Robert Zilai, or any of them, my true and lawful attorney with full power of substitution, for me and in my name, place and stead to vote all of the Common Stock of said Company standing in my name at the Annual Meeting of its Shareholders to be held at Undo’s Restaurant, 51130 National Road, St. Clairsville, Ohio, on May 19, 2003, at 11:00 a.m., or at any adjournments thereof with all the powers the undersigned would possess if personally present. Said proxies shall vote the shares as directed by the undersigned and, in their discretion, on all other matters that may properly come before the meeting. The undersigned directs said proxies to vote as specified upon items shown on this proxy, which are referred to in the Notice of Annual Meeting and described in the Proxy Statement. If this proxy is properly executed and returned by the undersigned unmarked, said proxies will vote FOR all of the proposals. Any proxy that is not properly executed shall be ineffective.

For Withheld For All Except	☐ ☐ ☐	1.

For the election of David R. Giffin, Terrence A. Lee, and Wilbur R. Roat to hold office until the annual meeting in 2006, with authority to distribute the votes among the nominees as the proxies may determine in their discretion.

			INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

For	☐	2.	To consider and act upon a proposal to ratify the appointment of
Against	☐		Crowe Chizek and Company LLP as independent auditors for the
Abstain	☐		year ending December 31, 2003.

Dated:
Signature

Dated:
Signature (if held jointly)

☐ Please check here if you plan to attend the Annual Shareholders’ Meeting in person.

When signing in a fiduciary capacity, please give full title. All joint owners must sign if the shares are held jointly.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE ABOVE ITEMS.

Please sign, date and return your Proxy promptly in the enclosed envelope to Registrar and Transfer Company.